UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 3, 2004

C2, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-14171	39-1915787
(State or other jurisdiction of incorporation)	(Commission file number)	(Identification No.)

700 N. Water Street, Suite 1200, Milwaukee, Wisconsin	53202
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (414) 291-9000

Item 7. Management’s Exhibits.

Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Exhibit
99	C2, Inc. Press Release dated February 3, 2004

Item 12. Results of Operations and Financial Condition.

On February 3, 2004, C2, Inc. issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2003. The press release is being furnished with this Form 8-K as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2, INC.

Date: February 3, 2004	By:	/s/ WILLIAM T. DONOVAN
William T. Donovan
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99	C2, Inc. Press Release dated February 3, 2004